LEGG MASON BALANCED TRUST
                       LEGG MASON FINANCIAL SERVICES FUND
               (each a series of Legg Mason Investors Trust, Inc.)

                    Supplement to the Legg Mason Equity Funds
                         Prospectus dated August 1, 2006


         The following information supplements the Legg Mason Equity Funds Prospectus dated August 1, 2006 and is applicable only to investors in Legg Mason Balanced Trust and Legg Mason Financial Services Fund.

         To facilitate the proposed mergers of Legg Mason Balanced Trust and Legg Mason Financial Services Fund (each, a "Merging Fund") into separate Legg Mason Partners Funds, the Board of Directors of Legg Mason Investors Trust, Inc. has approved the appointment of PFPC, Inc. ("PFPC") as each Merging Fund's transfer agent. This change in transfer agent is scheduled to take effect at the close of business on February 9, 2007, pending shareholder approval of the mergers. Coinciding with this change in transfer agent, the following shareholder services will be revised as outlined in items A through E below:

         A.       Exchange Privilege:

                  Beginning February 10, 2007, shareholders of a Merging Fund can exchange their fund shares only as follows:
                  (a)      For shares of another Merging Fund.
                  (b)      For shares of:
                           o  Legg Mason High Yield Portfolio
                           o  Legg Mason Pennsylvania Tax-Free Income Trust
                           o  Legg Mason Tax-Free Intermediate-Term Income Trust

                  When your fund merges into a Legg Mason Partners Fund (expected to occur on or about March 16, 2007), you will have the same exchange privileges as other shareholders of your class of that Legg Mason Partners Fund.

         B.       Purchase, Redemption and Exchange of Shares:
                  The following information is applicable only to those shareholders who hold their fund shares directly with a Merging Fund ("Direct Investors"). If you hold your fund shares through a financial intermediary you should continue to contact that intermediary to initiate your purchase, redemption and exchange orders.

                  By Mail:
                  Beginning February 10, 2007, Direct Investors who wish to purchase, redeem or exchange fund shares through the mail, should send their orders to PFPC at one of the following addresses:

      REGULAR MAIL:                              OVERNIGHT MAIL :
      PFPC, Inc.                                 PFPC, Inc.
      Attn: Legg Mason Partners Funds            Attn: Legg Mason Partners Funds
      P.O. Box 9699                              101 Sabin Street
      Providence, RI 02940-9699                  Pawtucket, RI 02860-1427

                  By Fax:
                  Beginning February 10, 2007, Institutional Class and Financial Intermediary Class Direct Investors who wish to redeem or exchange their fund shares by Fax should Fax their request to 508-871-3846.

                  Internet and TeleFund:
                  Beginning February 10, 2007, Direct Investors may no longer purchase or redeem their shares through the Internet or TeleFund, the automated telephone account management service.

                  Beginning February 10, 2007, purchase, redemption and exchange orders received from Direct Investors by Boston Financial Data Services ("BFDS") through the mail, or by any other means, will be forwarded to PFPC, a process that may take five days or longer. Beginning February 10, 2007, BFDS will have no ability to process purchase, redemption or exchange orders for your fund. Therefore, purchase, redemption and exchange orders sent to the wrong location will not be processed until received by PFPC. Once received by PFPC, all trade orders in proper form will be processed at the fund's net asset value as set forth in the Prospectus.

                  Beginning one week prior to the expected March 16, 2007 merger, PFPC will no longer accept purchase and exchange orders, including purchases through the Future First Systematic Investment Plan, for shares of a Merging Fund. However, redemptions of each Merging Fund's shares will be allowed up until the date of the merger. For purchase orders for shares of a Legg Mason Partners Fund, PFPC will accept checks made payable to Legg Mason, Legg Mason Funds or a Merging Fund for 30 days following the merger. After this 30-day period expires, such checks will be returned to the investor and the purchase order will not be processed.


         C.       Purchase Orders by Wire Transfer:

                  Beginning February 10, 2007, Direct Investors who wish to purchase additional shares by wire transfer should wire federal funds to:

                                    PNC Bank
                                 Pittsburgh, PA
                                ABA No: 031000053
                           Account Number: 8606904975
                    Attn: [Name of Fund and Class of Shares]
                         [Legg Mason Fund Account Name]
                        [Legg Mason Fund Account Number]

                  Prior to wiring federal funds, Direct Investors must first telephone the fund at 1-800-822-5544 (Primary Class shares) or 1-888-425-6432 (Institutional Class and Financial Intermediary Class shares) to receive instructions for wire transfer.


         D.       Account Registration Changes:

                  Beginning February 10, 2007, Direct Investors who would like to make changes in registration or account privileges, should send their correspondence (including the account number and a signature guarantee) to:

                                   PFPC, Inc.
                         Attn: Legg Mason Partners Funds
                                  P.O. Box 9699
                            Providence, RI 02940-9699

         E.       Additional Information:

                  Shareholders who hold their fund shares through a financial intermediary should contact that intermediary to request a copy of the Merging Funds' Statement of Additional Information ("SAI") or any reports to shareholders, or to obtain more information about a Merging Fund.

                  Beginning February 10, 2007, Direct Investors who would like to request the SAI or any reports to shareholders, or obtain more information about a Merging Fund should contact:

                               All Share Classes:
                                   PFPC, Inc.
                         Attn: Legg Mason Partners Funds
                                  P.O. Box 9699
                            Providence, RI 02940-9699

                                                Institutional Class and
 Primary Class Shareholders            Financial Intermediary Class Shareholders
       1-800-822-5544                                1-888-425-6432
   www.leggmasonfunds.com                     www.lminstitutionalfunds.com




 This supplement should be retained with your Prospectus for future reference.

                   This supplement is dated November 29, 2006.









LMF-001
08/2006 (SUPP C)